GUARANTY

THIS GUARANTY is entered into as of the 20th day of November, 2006, by Nu Horizons Electronics Corp., a Delaware corporation (the "Guarantor") in favor of and for the benefit of The Hong Kong and Shanghai Banking Corporation Limited, as security agent (the "Agent") for the Lenders (the "Lenders"), parties to the RCF Deed (as hereinafter defined).

RECITALS

A. Nu Horizons Electronics Asia Pte. Ltd, a limited company organized under the laws of the Republic of Singapore, (the ACompany"), certain affiliates of the Company, Titan Supply Chain Services Pte. Ltd ("Titan") and NIC Components Asia Pte. Ltd ("NIC"), each a limited company organized under the laws of the Republic of Singapore, and certain lenders are about to enter into a certain Revolving Credit Facility Deed dated as of November 20, 2006 (the "RCF Deed"), under which The Hong Kong and Shanghai Banking Corporation Limited was appointed as Agent.

B. Pursuant to the RCF Deed, a revolving credit facility and other financial accommodations are being provided to the Company by the Lenders named therein. The Guarantor, being the parent of the Company by reason of owning at least the majority of the equity interests of the Company, Titan and NIC, will receive direct and indirect benefits by reason of such revolving credit facility and other financial accommodations.

C. Pursuant to the RCF Deed, the Guarantor is required to enter into this guaranty agreement and to guaranty the obligations of the Company under the RCF Deed as set forth herein.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make extensions of credit under the RCF Deed, the Guarantor hereby agrees with the Agent for its benefit and the ratable benefit of the Lenders as follows:

1. The Guarantor, jointly and severally, with any other guarantors of the Obligations, as hereinafter defined, hereby guarantees to the Agent and the Lenders, absolutely and unconditionally, and does hereby become surety for the full and timely payment of the principal of, and interest on, all obligations, debts, dues, instruments, liabilities, advances, judgments, damages, losses, claims, contracts, and chooses in action, of whatever nature and however arising, past, present or future, and any and all extensions and renewals thereof in whole or in part, whether direct or indirect, absolute or contingent, voluntary or involuntary, now due or to become due, and whether owed to the Agent or a Lender from the Company as drawer, maker, endorser, assignor, guarantor, surety, or otherwise whatsoever arising under the RCF Deed or a Finance Document (collectively, "Obligations"). The Guarantor will reimburse the Agent and the Lenders, or any subsequent holder, for all reasonable expenses incurred, and not reimbursed by the Company, in collection of any Obligations. If this Guaranty is referred for collection to an attorney, the Guarantor will pay, jointly and severally, with any other guarantors of the Obligations reasonable attorneys' fees and costs of legal proceedings incurred.

2. This is a guaranty of payment and not merely of collection. In the event of any default by the Company in payment or otherwise on any Obligation, the Guarantor will pay all or any portion of the Obligations due or thereafter becoming due, whether by acceleration or otherwise, without defalcation or offset of any kind, without the Agent or a Lender first being required to make demand upon the Company or pursue any of its rights against the Company, or against any other Person, including other guarantors and without being required to liquidate or realize on any collateral security. In any right of action accruing to the Agent or a Lender, the Agent or a Lender may elect to proceed against (a) the Guarantor (or any other guarantor of the Obligations) together with the Company; (b) the Guarantor and the Company individually; or (c) the Guarantor only (or any other guarantor of the Obligations) without having first commenced any action against the Company.

3. The Guarantor agrees that, in addition to (and without limitation of) any right of setoff, banker's lien or counterclaim the Lenders may otherwise have, the Lenders shall be entitled, at their option, to offset balances (general or special, time or demand, provisional of final) held by it for the account of the Guarantor at any of the Lenders' offices, in U.S. dollars or in any other currency, against any amount payable by the Guarantor under this Guaranty that is not paid when due (regardless of whether such balances are then due to the Guarantor), in which case it shall promptly notify the Guarantor thereof; provided that the Lenders' failure to give such notice shall not affect the validity thereof.

4. All payments by the Guarantor shall be made in the manner, at the place and in the currency (the "Payment Currency") required by the RCF Deed and payment in the Payment Currency shall be of the essence provided, however, that (if the Payment Currency is other than U.S. dollars) the Guarantor may, at its option (or, if for any reason whatsoever the Guarantor is unable to effect payments in the foregoing manner, the Guarantor shall be obligated to) pay to the Agent at its principal office the equivalent amount in U.S. dollars computed at the selling rate chosen by the Agent, or most recently in effect on or prior to the date the Obligation becomes due, for wire transfers of the Payment Currency to the place where the Obligation is payable, the Guarantor's obligation in respect of any sum due from it to the agent hereunder shall, notwithstanding any payment in a currency other than the Payment Currency, be discharged only to the extent that on the Business Day following receipt by the Agent, the Agent may in accordance with normal banking procedures purchase the Payment Currency with such other currency, if the aggregate amount of the Payment Currency so purchased is less than the sum originally due to the Agent in the Payment Currency, the Guarantor agrees, as a separate obligation, to indemnify the Agent against such loss.

5. (a) The Guarantor further agrees that all payments to be made hereunder shall be made without setoff or counterclaim and free and clear of, and without deduction for, any taxes, levies, imposts, duties, charges, fees, deductions, withholdings or restrictions or conditions of any nature whatsoever now or hereafter imposed, levied, collected, withheld or assessed by any country or by any political subdivision or taxing authority thereof or therein, but excluding Taxes imposed on income or capital of the Agent or a Lender ("Taxes").

(b) If the Guarantor shall be required by law to withhold any Taxes from any amounts payable to the Agent or Lenders hereunder, (i) the amounts so payable to the Agent or Lenders shall be increased to the extent necessary to yield to the Agent or Lenders, (after payment of

all Taxes), the amounts payable hereunder in the full amount, so to be paid, (ii) the, Guarantor shall make such withholdings, and (iii)the Guarantor shall pay the full amount withheld to the relevant tax or other authority in accordance with applicable law. Whenever any Tax is paid by the Guarantor, as promptly as possible, thereafter the Guarantor shall send the Agent an official receipt showing payment thereof, together with such additional documentary evidence as may be required from time to time by the Agent.

(c) In addition, the Guarantor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery, registration, performance and enforcement of this Guaranty (hereinafter referred to as "Other Taxes").

(d) The Guarantor will indemnify the Agent and the Lenders for, reimburse the Agent and the Lenders promptly upon demand, the full amount of any Taxes or Other Taxes (including, without limitation, any Taxes or other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Agent or the Lenders (as the case may be),and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly and legally asserted.

(e) Without prejudice to the survival of any other agreement of the Guarantor hereunder, the agreements and obligations of the Guarantor contained in this Section shall survive the payment in full of all amounts due under the RCF Deed.

6. The Agent and the Lenders, without notice to the Guarantor, may deal with the Obligations and any collateral security therefor in such manner as they may deem advisable and may renew or extend the Obligations or any part thereof; may accept partial payment, or settle, release, or compromise the same; may demand additional collateral security for the Obligations, and substitute or release the same; and may compromise or settle with or release and discharge from liability any other guarantor of the Obligations, or any other Person liable to the Agent or any Lender for all or part of the Obligations; all without impairing the liability of the Guarantor hereunder, provided that, notwithstanding anything to the contrary herein, in the event that the Agent and the Lenders shall consent to the reduction, extension or other amendment of the Obligations, then the liability of the Guarantor hereunder shall be similarly reduced, extended or amended.

7. The Guarantor hereby unconditionally waives: (a) notice of acceptance of this Guaranty by the Agent and the Lenders and any notice of the incurring by the Company of the Obligations; (b) presentment for payment, notice of nonpayment, demand, protest, notice of protest and notice of dishonor or default to any party including the Guarantor or any other guarantor; (c) all other notices to which the Guarantor may be entitled but which may legally be waived; (d) demand for payment as a condition of liability under this Guaranty; (e) any disability of the Company or defense available to the Company, the Guarantor or any other guarantor, including absence or cessation of the Company's, the Guarantor's or any other guarantor's liability for any reason whatsoever; (f) any defense or circumstance which might otherwise constitute a legal or equitable discharge of a guarantor or surety other than payment in full of the Obligations; (g) all rights under any state or federal statute dealing with or affecting the rights of creditors; and (h) until the

Obligations are paid in full, any right to subrogation or realization on any of the Company's property, including participation in the marshalling of the Company's assets. Without limiting the foregoing, in the event the RCF Deed, or any Finance Document shall be terminated as a result of the rejection thereof by any trustee, receiver or liquidating agent of the Company or any of its properties in any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceeding, the Guarantor's obligations hereunder shall continue to the same extent as if the RCF Deed or such Finance Document had not been so rejected.

8. Until the Obligations are paid in full, the Guarantor hereby unconditionally subordinates to the Obligations all present and future debts, liabilities, or obligations of the Company to the Guarantor, and all amounts due under such debts, liabilities, or obligations shall be collected and paid over to the Agent on account of the Obligations. Guarantor, at the Agent's request, shall execute a subordination agreement in favor of the Agent, for the benefit of the Lenders, to further evidence and support the purpose of this Paragraph 8.

9. The Guarantor warrants to the Agent and the Lenders: (a) no other agreement, representation or special condition exists between the Guarantor and the Agent or any Lender regarding the liability of the Guarantor hereunder; nor does any understanding exist between the Guarantor and the Agent or any Lender that the Obligations of the Guarantor hereunder are or will be other than as set out herein; and (b) as of the date hereof, the Guarantor has no defense whatsoever to any action or proceeding that may be brought to enforce this Guaranty.

10. The Guarantor further agrees that if any payment made by the Company or the Guarantor or any other guarantor of the Obligations to the Agent or a Lender on any Obligation is rescinded, recovered from or repaid by the Agent or such Lender, in whole or in part, in any bankruptcy, insolvency or similar proceeding instituted by or against the Company or the Guarantor, or otherwise, this Guaranty shall continue to be fully applicable to such Obligation to the same extent as though the amount of the payment so recovered or repaid had never originally been made on such Obligation.

11. No failure or delay on the part of the Agent or a Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. Failure by the Agent or a Lender to insist upon strict performance hereof shall not constitute a relinquishment of its right to demand strict performance at another time. Receipt by the Agent or a Lender of any payment by any Person on the Obligations, with knowledge of a default on any of the Obligations or of a breach of this Guaranty, or both, shall not be construed as a waiver of the default or breach.

12. The Guarantor represents and warrants to the Agent and the Lenders that:

(a) It is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged, and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required except to the extent that the failure to be so qualified and in good standing

does not have a material adverse effect on the business, operations, or financial or other condition of the Guarantor and would not materially adversely affect the ability of the Guarantor to perform its obligations under this Guaranty.

(b) It has the corporate power and authority to execute and deliver this Guaranty and to perform its obligations hereunder.

(c) This Guaranty is and will be a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally. The execution, delivery and performance of this Guaranty and such other agreements, documents and instruments and the performance of the transactions contemplated hereunder have been duly and validly authorized and approved by its Board of Directors and do not and will not require any consent or approval of any third party or of the stockholders of the Guarantor.

(d) The execution and delivery of this Guaranty do not, and the consummation of the transactions contemplated hereby will not, constitute a violation of, and are not, and will not be, a default under or conflict with the terms of (i) the certificate of incorporation or by-laws of the Guarantor, or (ii) any contract, lease, indenture, agreement, order, judgment, or decree to which it is a party or by which it is bound or to which any of its assets are subject, or (iii) any statute, rule, regulation, order or ordinance of any governmental, judicial or arbitral body having applicability to the Guarantor except to the extent that a violation under clause (ii) or (iii) would not have a material adverse effect on the business, operations, or financial or other condition of the Guarantor and would not materially adversely affect the ability of the Guarantor to perform its obligations under this Guaranty.

(e) Neither the execution, delivery or performance of this Guaranty, nor the consummation of the transactions contemplated hereby, requires the Guarantor to obtain any consent, authorization, approval or registration under any law, rule or regulation, other than as contemplated hereby or as previously obtained except to the extent that the failure to obtain such consent, authorization, approval or registration would not have a Material Adverse Effect.

(f) The consolidated balance sheet and consolidated statements of income, retained earnings and cash flows of the Guarantor and its Subsidiaries as at February 28, 2006 audited by Lazar Levine & Company, LLC, CPAs and the interim consolidated balance sheet and related consolidated statements of income, retained earnings and cash flows as of August 31, 2006 have heretofore been furnished to the Lenders, and fairly present the financial condition of the Guarantor and its Subsidiaries as at such dates, and the results of their operations for the fiscal year and fiscal period, respectively, then ended. Such annual financial statements have been prepared in accordance with GAAP and such interim financial statements have been prepared on a basis consistent with the annual financial statements, subject to year end adjustments. Neither the Guarantor nor any of its Subsidiaries has any material contingent obligations, contingent liabilities or liability for taxes, long-term lease or unusual forward or long-term commitment, which are required to be reflected in the foregoing statements in accordance with GAAP and are required to be reflected

in the foregoing statements in accordance with GAAP and are not so reflected in such statements or in the notes thereto.

(g) Other than as disclosed in the Guarantor's filings with the Securities Exchange Commission or previously disclosed to the Agent and the Lenders in writing, there are no actions, suits, or proceedings pending, or, to the knowledge of the Guarantor, threatened, against or affecting it before any court, governmental agency or arbitrator which, if adversely determined, would have a material adverse effect on the business, operations, or financial or other condition of the Guarantor or materially adversely affect the ability of the Guarantor to perform its obligations under this Guaranty.

13. For so long as this Guaranty remains in effect, the Guarantor will furnish to the Agent or cause the Company to furnish to the Agent: (i) The financial information as required under the RCF Deed; and (ii) Such information respecting the condition or operations, financial or otherwise, of the Guarantor, the Company, Titan or NIC as the Agent may from time to time reasonably request except to the extent that disclosure of the information would breach any law, regulation, exchange requirement or duty of confidentiality.

14. This Guaranty is freely assignable and transferable by the Agent and the Lenders to any agent or lender which is a participant under the RCF Deed; however, the duties and obligations of the Guarantor may not be delegated or transferred by the Guarantor without the written consent of the Agent and the Lenders. The rights and privileges of the Agent and Lenders shall inure to the benefit of them and their respective successors and assigns, and the duties and obligations of the Guarantor shall bind the Guarantor and the Guarantor's respective successors and assigns.

15. If any provision hereof shall for any reason be held invalid or unenforceable, no other provision shall be affected thereby, and this Guaranty shall be construed as if the invalid or unenforceable provision had never been a part of it.

16. This Guaranty shall in all respects be governed by and construed in accordance with the laws of the State of New York without giving effect to applicable principles of conflict of laws to the extent that the application of the laws of another jurisdiction would be required thereby.

17. Each payment by the Guarantor to the Agent and the Lenders under this Guaranty shall be made in the time, place and manner provided for payments in the RCF Deed without set-off or counterclaim to the account at which such payment is required to be paid by the Company under the RCF Deed.

18. (a) All capitalized terms used herein and not defined herein shall have the meanings specified in the RCF Deed.

(b) This Guaranty is the joint and several obligation of the Guarantor and any other guarantors of the Obligations, and may be enforced against the Guarantor separately, whether or not enforcement of any right or remedy hereunder has been sought against any other Guarantor. The Guarantor acknowledges that its obligations hereunder will not be released or affected by the

failure of the other Guarantors to execute a guaranty or by a determination that all or a part of this Guaranty with respect to any other Guarantor is invalid or unenforceable.

(c) This Guaranty is a continuing guaranty and shall remain in full force and effect until all of the Obligations shall have been indefeasibly paid in full and satisfied, and the RCF Deed shall have been terminated. Upon payment and performance in full of the Obligations, the Agent shall deliver to the Guarantor, at the Guarantor's sole cost and expense, such documents as the Guarantor may reasonably request to evidence such termination.

(d) Any term of this Guaranty may be amended, waived, discharged or terminated only by a written agreement executed by the Guarantor and by the Agent, acting with the consent of the Required Lenders, other than in the case of a release of the Guarantor hereunder, in which case the consent of all Lenders shall be required.

(e) The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof.

19. (a) Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, the Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

(b) The Guarantor hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(c) The Guarantor hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to each such Person, as the case may be, at 70 Maxess Road, Melville, NY 11747, or such other address at to which the Agent and the Lenders have been notified in writing.

(d) Nothing herein shall affect the right of the Agent or any Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction.

20. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY AND EVERY RIGHT TO A TRIAL BY JURY IN ANY ACTION ON OR RELATED TO THIS GUARANTY OR THE ENFORCEMENT OF SAME. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO INTERPOSE A COUNTERCLAIM IN ANY ACTION OR PROCEEDING ON OR RELATED TO THIS GUARANTY EXCEPT FOR MANDATORY OR COMPULSORY COUNTERCLAIMS.

21. Except as prohibited by law, each party hereto waives any right it may have to claim or recover in any litigation referred to in Paragraph 19 hereof, any special, exemplary or punitive damages.

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be executed and delivered as of the day and year first above written.

NU HORIZONS ELECTRONICS CORP.

By: Kurt Freudenberg
Kurt Freudenberg
Vice President and Treasurer

State of New York, County of Suffolk, ss:

On the 8 day of November, in the year 2006, before me the undersigned, personally appeared KURT FREUDENBERG, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

WILLIAM KAPELAS
Notary Public, State of New York
No. 30-4659142
Qualified in Suffolk County
Term Expires June 30, 2007